UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Revised Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alaska Communications Systems Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Keith E. Gottfried, Esq.

Sean M. Donahue, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004-2541

(202) 739-3000

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Supplement to the Proxy Statement of Alaska Communications Systems Group, Inc.

The information contained in this supplement (this “Supplement”) amends, supplements and, to the extent inconsistent, supersedes the corresponding information in the Notice of Annual Meeting of Stockholders and Definitive Proxy Statement (the “Proxy Statement”) of Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company”), and the related proxy card (the “Proxy Card”) filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2018 and previously sent to the stockholders of the Company, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) for use at the Company’s 2018 Annual Meeting of Stockholders and at any adjournment, postponement, continuation or rescheduling thereof (the “2018 Annual Meeting”). The date of this Supplement is June 4, 2018.

The 2018 Annual Meeting will be held at 3:00 p.m. Alaska daylight time, on Monday, June 25, 2018, at the Alaska Communications Business and Technology Center located at 600 36th Avenue, Anchorage, Alaska 99503, which is the same time, date and place information specified in the Proxy Statement. The record date for the determination of stockholders who are entitled to notice of and to vote at the 2018 Annual Meeting, and at any adjournment, postponement, continuation or rescheduling thereof, is the close of business on May 11, 2018, which is the same record date specified in the Proxy Statement.

This Supplement should be read in conjunction with the Proxy Statement. Capitalized terms used in this Supplement that are not defined herein have the meanings given to them in the Proxy Statement. Complete copies of this Supplement, the Proxy Statement, the Company’s 2017 Annual Report on Form 10-K and the Company’s Form 10-K/A are available at www.sec.gov and www.proxydocs.com/alsk.

Vote Required to Elect Directors

As noted in the Proxy Statement, the Company has adopted majority voting in the election of directors at meetings of stockholders that do not involve a “Contested Election” (as defined in the Company’s Amended and Restated Bylaws). Accordingly, since the 2018 Annual Meeting is not a “Contested Election,” each of the eight (8) director nominees recommended by the Board must receive an affirmative vote from a majority of the shares of Common Stock that are present in person or by proxy at the 2018 Annual Meeting and entitled to vote on that director. Had the 2018 Annual Meeting been a “Contested Election,” directors would have been elected by a plurality of the votes cast.

As disclosed in the Proxy Statement, on May 9, 2018, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with TAR Holdings LLC, Karen S. Singer, Gary A. Singer, and Julian D. Singer (collectively, the “Singer Group”). The execution of the Cooperation Agreement with the Singer Group removed any possibility that the 2018 Annual Meeting would be a “Contested Election” and, accordingly, any possibility that directors would be elected at the 2018 Annual Meeting by a plurality of the votes cast.

Proxy Card

The Proxy Card that was mailed with the Proxy Statement provides voting options for the election of directors that are more consistent with plurality voting than majority voting. Given that the 2018 Annual Meeting will not be a “Contested Election” and that each of the eight (8) director nominees recommended by the Board must receive an affirmative vote from a majority of the shares of Common Stock that are present in person or by proxy at the 2018 Annual Meeting and entitled to vote on that director, this Supplement clarifies how stockholders should interpret the Proxy Card that was mailed with the Proxy Statement or any voting instruction form that is based on the Proxy Card and how the Company will interpret the votes cast in the election of directors by stockholders using the Proxy Card or any voting instruction form that is based on the Proxy Card.

To the extent that a stockholder “withholds” authority to vote for all of the Board’s recommended director nominees, such a “withhold” vote shall be recorded as a vote “against” such director nominees. To the extent that a stockholder votes “for all except” and specifies the individual nominees for whom authority is withheld, such a “withhold” vote shall be recorded as a vote “against” such individual director nominee or nominees. Accordingly, stockholders seeking to vote “against” any or all of the Board’s recommended director nominees, should consider the word “withhold,” in each place that it appears on the Proxy Card, to be substituted by the word “against.”

YOUR VOTE IS VERY IMPORTANT TO US. We encourage you to read the Proxy Statement, together with this Supplement, and submit your Proxy Card or voting instruction form as soon as possible to ensure your representation at the 2018 Annual Meeting, regardless of whether you plan to attend in person. If you have questions or require assistance in the voting of your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

1407 Broadway

New York, New York 10018

(212) 929-5500 (Call Collect)

or

TOLL-FREE (800) 322-2885

E-mail: proxy@mackenziepartners.com

Important Additional Information and Where To Find It

The Company, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2018 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise can be found in the Company’s definitive proxy statement for its 2018 Annual Meeting of Stockholders, filed with the SEC on May 11, 2018. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS THAT MAY BE FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of the Company’s corporate website at www.alsk.com, by writing to the Company’s Corporate Secretary at Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage AK 99503 or by contacting the Company’s investor relations department at (907) 564-7556.